If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depository") or a nominee of the Depository, this Note is a global Note and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.


No.1                                                                $120,000,000


                   GENERAL AMERICAN TRANSPORTATION CORPORATION
                           6 3/4% Note Due May 1, 2009
                                CUSIP 368836 AF 9


         GENERAL AMERICAN TRANSPORTATION CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of One Hundred Twenty Million Dollars ($120,000,000) on May 1, 2009 (the "Maturity Date") at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and such other location or locations as may be provided for pursuant to the Indenture referred to on the reverse hereof, and to pay interest, semiannually on May 1 and November 1 of each year and on the Maturity Date (each an "Interest Payment Date"), commencing on November 1, 1999, on said principal sum at the rate of 6 3/4% (six and three-quarters per centum) per annum from May 3, 1999 until the principal amount hereof becomes due and payable; provided, however, that any payment of principal or interest to be made on an Interest Payment Date or on the Maturity Date which is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date and no additional interest shall accrue as a result of such delayed payment. The interest so payable, and punctually paid or duly provided for, on any May 1 or November 1 will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the April 15 or October 15 (whether or not a Business Day) next preceding such May 1 or November 1, except that the first payment of interest on a Note originally issued between a regular record date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding regular record date to the registered owner on such regular record date. Payment of the principal of this Note due at maturity will be paid in immediately available funds to the registered holder hereof upon presentation of this Note. Payment of interest on this Note due on any other Interest Payment Date will be made by check mailed to the address of the person entitled thereto as such address shall appear on the books of the office or agency maintained by the Company where the Notes may be presented for registration of transfer or for exchange. Any interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

         Except as otherwise provided in Section 2.15 of the Indenture, this Note may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.


                                      *   *   *

         IN WITNESS WHEREOF, General American Transportation Corporation has caused this instrument to be signed in its name by its duly authorized officers, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: May 3, 1999                                   GENERAL AMERICAN
                                                     TRANSPORTATION CORPORATION


                                                     By
                                                       -------------------------
                                                     Title
                                                          ----------------------

(Corporate Seal)

                                                     By
                                                       -------------------------
                                                     Title
                                                          ----------------------



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series described herein and referred to in the within-mentioned Indenture.

The Chase Manhattan Bank,
as Trustee


By:
   ---------------------------
   Authorized Officer

                          [REVERSE SIDE OF NOTE]


                   GENERAL AMERICAN TRANSPORTATION CORPORATION
                           6 3/4% Note Due May 1, 2009


         This Note is one of a duly authorized issue of debentures, notes, bonds or other obligations of the Company (herein called the "Securities"), of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture, dated as of October 1, 1987, duly executed and delivered by the Company to The Chase Manhattan Bank, Trustee (hereinafter called the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of May 15, 1988, a Second Supplemental Indenture, dated as of March 15, 1990, a Third Supplemental Indenture, dated as of June 15, 1990, and a Fourth Supplemental Indenture, dated as of January 15, 1996, each between the Company and the Trustee (as so supplemented, the "Indenture") to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, and may otherwise vary as in the Indenture provided. This Note is one of a series designated as "6 3/4% Notes Due May 1, 2009" of the Company, limited in aggregate principal amount to $120,000,000. References herein to "Note" or "Notes" shall mean the Notes of said 6 3/4% Notes Due May 1, 2009.

         Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         The Notes are not subject to any sinking fund.

         The Notes will be redeemable in whole or in part at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

         "Treasury Rate" means, for any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

         "Business Day" means any day other than a Saturday or Sunday and other than a day on which banking institutions in Chicago, Illinois, or New York, New York, are authorized or obligated by law or executive order to close.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "Comparable Treasury Price" means the average of two Reference Treasury Dealer Quotations for such redemption date.

         "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "Reference Treasury Dealer" means each of Salomon Smith Barney Inc., and J.P. Morgan Securities Inc. and their successors; provided, however, that if any of the foregoing or their successors shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company will substitute for it another nationally recognized investment bank that is a Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         The Company will mail notice of a redemption to holders of Notes by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. If fewer than all of the Notes are to be redeemed, the Trustee will select, not more than 60 days prior to the redemption date, the particular Notes or portions thereof for redemption from the outstanding Notes not previously called by such method as the Trustee deems fair and appropriate.

         In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof and any accrued interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the holders of a majority in principal amount of the Securities at the time outstanding of all series to be affected (with each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the maturity of any Security or the principal amount thereof, the rate of or the time of payment of any interest on any Security, reduce any premium payable upon the redemption thereof, waive a Default in the payment of the principal of or interest on any Security, make any Security payable in money other than that stated therein, make any change in respect of the percentage of Securities of any series, the consent of the holders of which is required to waive an existing Default, or impair or affect the right of any holder to bring suit for the payment thereof, or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holder of each Security affected. It is also provided in the Indenture that, with respect to certain Defaults regarding the Securities of any series, the holders of a majority in aggregate principal amount of the Securities of such series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past Default and its consequences, except a Default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note which may be issued upon the registration for transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation or such consent or waiver is made upon this Note or such other Note.

         No reference herein to the Indenture and no reference to any provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and at the rate herein prescribed.

         The Notes are issuable in registered form without coupons in the minimum denomination of $1,000 and integral multiples thereof. Notes may be exchanged by the holder hereof without charge except for any tax or other governmental charge imposed in connection therewith, for a like aggregate principal amount of Notes of other authorized denominations in the manner and subject to the limitations provided in the Indenture at the office or agency to be maintained by the Company in The City of New York, State of New York, or at such other location or locations as may be provided for in the Indenture.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company in The City of New York, State of New York, one or more new Notes of authorized denominations, for an equal aggregate principal amount, will be issued to the transferee in exchange therefor subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the security registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof, and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any security registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them therein.

         This Note shall be governed and construed in accordance with the laws of the State of New York.

                                 ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto






PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
INCLUDING POSTAL ZIP CODE OF ASSIGNEE

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:
                                   ---------------------------------------------
                                            Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.